Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-C

KEY PERFORMANCE FACTORS
October 31, 1996



        Expected B Maturity                                        4/16/01


        Blended Coupon                                              5.5618%



        Excess Protection Level
          3 Month Average   5.44%
          October, 1996   5.26%
          September, 1996   5.35%
          August, 1996   5.73%


        Cash Yield                                  16.74%


        Investor Charge Offs                         3.73%


        Base Rate                                    7.75%


        Over 35 Day Delinquency                      4.26%


        Seller's Interest                           13.91%


        Total Payment Rate                          12.45%


        Total Principal Balance                     $21,339,637,968.33


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $2,967,710,449.84